EXHIBIT 10.1

                                SECOND AMENDMENT

                                       TO

                              EMPLOYMENT AGREEMENT

                 This Second Amendment to Employment Agreement, dated as of October 7, 1999 (the "Amendment"), is by and between NATIONAL HOME HEALTH CARE CORP., a Delaware corporation having an address at 700 White Plains Road, Scarsdale, New York 10583 (the "Company") and STEVEN FIALKOW, an individual having an address at 700 White Plains Road, Scarsdale, New York 10583 (the "Employee").

                 WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of November 1, 1997 (the "Agreement"), as amended by a First Amendment thereto dated as of December 1, 1998 (the "First Amendment"); and

                 WHEREAS, the Company and the Employee desire to amend the Agreement in certain respects.

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter set forth, the parties hereby agree as follows:

          1. Amendment to the Agreement. The Agreement hereby is further amended
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effective as of the date hereof such that  "$180,000"  contained in Section 5(a)
therein pursuant to the First Amendment is changed to "$230,000."

          2. Agreement to Continue as Amended. Except as modified and amended by
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the First  Amendment  and by this  Amendment,  the  Agreement  shall  remain and continue in full force and effect after the date hereof.

          3.  Applicable  Law.  This  Amendment  shall  be  negotiated  and  the
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transactions contemplated hereby consummated and fully performed in the State of
New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules thereof. Nothing contained in this Amendment shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Amendment and any statute, law, ordinance, order or regulation, contrary to which the parties hereto have no legal right to contract, the latter shall prevail, but in such event any provision of this Amendment so affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.


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          4.  Jurisdiction and Venue. It is hereby  irrevocably  agreed that all
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disputes or  controversies  between the Company and the Employee arising out of, in connection with or relating to this Amendment shall be exclusively heard, settled and determined by arbitration to be held in the City of New York, County of New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association to be conducted before a single arbitrator, who shall be either an attorney or retired judge licensed to practice law in the State of New York. The parties also agree that judgment may be entered on the arbitrator's award by any court having jurisdiction thereof and the parties consent to the jurisdiction of any court located in the City of New York, County of New York for this purpose.

          5. Full  Understanding.  The  Employee  represents  and agrees that he
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fully  understands  his right to discuss all aspects of this  Amendment with his private attorney; that to the extent, if any, that he desired, he availed himself of this right; that he has carefully read and fully understands all of the provisions of this Amendment; that he is competent to execute this Amendment; that his agreement to execute this Amendment has not been obtained by any duress, and that he freely and voluntarily enters into it; and that he has read this document in its entirety and fully understands the meaning, intent and consequences of this document which is that it constitutes an agreement of employment.

          6.  Counterparts.  This  Amendment  may be  executed  in any number of
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counterparts,  each of which shall be deemed an original  and all of which taken together shall constitute one and the same Amendment.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          NATIONAL HOME HEALTH CARE CORP.

                              By: /s/ Robert P. Heller
                                 ----------------------
                                 Name: Robert P. Heller
                                 Title:  Executive Vice President of Finance and
                                    Chief Financial Officer


                                      /s/ Steven Fialkow
                                      ----------------------
                                      STEVEN FIALKOW